Exhibit 10.14

AMENDMENT NO. 1 TO INVESTMENT BANKING AGREEMENT

This Amendment No. 1 to Investment Banking Agreement (this “Amendment”) dated this 4th day of December, 2023, by and between Alpha Cognition Inc. (the “Company”) and Spartan Capital Securities, LLC (“Spartan”).

WHEREAS, the Company and Spartan are parties to an investment banking agreement, dated May 17, 2023 (the “Investment Banking Agreement”);

WHEREAS, the Company and Spartan desire to amend the Investment Banking Agreement as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1. The first sentence of Section 1(a) of the Investment Banking Agreement is hereby amended to read as follows:

The Company and Spartan agree and acknowledge that Spartan shall be engaged by the Company for a period commencing on the date hereof and terminating June 30, 2024, and which may be extended by mutual agreement, on an exclusive basis, solely with respect to the Company’s equity securities, to provide the Services (defined below).

2. Except as modified herein, the terms of the Investment Banking Agreement shall remain in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ALPHA COGNITION INC.

By:
Name:
Title:

SPARTAN CAPITAL SECURITIES, LLC

By:
Name:
Title: